MERRILL LYNCH
                                                                MUNICIPAL
                                                                INTERMEDIATE
                                                                TERM FUND

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                January 31, 1999

                 MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND

Officers and Trustees

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of Merrill Lynch Municipal Intermediate Term Fund has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                Merrill Lynch Municipal Intermediate Term Fund, January 31, 1999

DEAR SHAREHOLDER

The Municipal Market Environment During the three months ended January 31, 1999, long-term bond yields generally moved lower. US domestic economic growth remained moderate, with losses in the manufacturing sector offset by strong growth in service-oriented industries. Industrial commodity prices recently fell to their lowest level in over a decade. This suggests that the current positive inflationary environment is unlikely to be challenged in the near term. Additionally, the Federal Reserve Board lowered short-term interest rates in September, October and November, in part to ensure that US domestic economic growth would not be negatively impacted by ongoing weak economic growth overseas. However, various external factors continued to temporarily outweigh the positive fundamental framework in the United States during the period. More significant declines in US fixed-income yields were impeded by strong equity markets, both in the United States and abroad, and by the continued distraction of President Clinton's impeachment trial. These and other factors served to reduce investor demand for US securities. During the three-month period ended January 31, 1999, the yield on the US Treasury 30-year bond fell just under 15 basis points (0.15%) to 5.09%, and long-term municipal revenue bond yields declined almost 10 basis points to 5.17%, as measured by the Bond Buyer Revenue Bond Index.

Throughout most of 1998, the municipal bond market's performance was impeded by a significant increase in new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. Over the last 12 months, almost $285 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 30% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed in recent quarters. During the last six months, more than $125 billion in new tax-exempt bonds was issued, an increase of approximately 5% compared to the same period a year ago. During the January 31, 1999 quarter, $63 billion in new long-term municipal bonds was underwritten, representing an increase of 5% compared to the January 31, 1998 quarter.

The pace of tax-exempt issuance continued to slow in 1999. January's monthly issuance was less than $15 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received more than $22 billion in coupon payments, maturities and proceeds from early redemptions in January. Investors can also expect to receive an additional $15 billion- $18 billion in February for reinvestment. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/ demand environment for 1999. Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong "flight to quality" demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By January 31, 1999, long-term tax-exempt bond yields were at 102% of US Treasury securities of comparable maturities, nearly matching the least expensive level of the past year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the "safe-haven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline and/or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85%-88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. Economic prob lems in Russia and Brazil remain unresolved, suggesting that additional shocks to the world's financial system are possible. On the other hand, the continued robustness of the US economy has led to some back up in interest rates. However, at present these factors indicate that there is little immediate risk of sustained significant increases in long-term bond yields.

Portfolio Strategy

At the beginning of the three-month period ended January 31, 1999, we had a positive outlook toward the municipal bond market with the expectation that lower interest rates were imminent. Consequently, we remained fully invested during the quarter. By quarter-end, yields in the intermediate sector of the municipal market were basically unchanged compared to the start of the quarter. However, because of a large increase in new issues in November and December 1998, yields trended higher. This event enabled us to take advantage of a supply imbalance by purchasing quality issues in such high-tax states as New York and California. These purchases were made at general bond levels, which when returned to their historical relationship, are expected to add to the total returns of the Fund. At the end of the quarter, we altered our strategy slightly by reducing the average duration and by increasing the cash reserves of the Fund. This shift in strategy is a short-term move aimed at guarding against a possible increase in yields caused by continuing economic strength. We still expect economic growth to slow by mid-year and believe that bond yields will move lower. We would view any large increase in yields as a buying opportunity. Furthermore, we believe that the current high ratio between municipal and US Treasury yields will return to more normal levels if the supply of new issues decreases as we move into 1999.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Municipal Intermediate Term Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
Executive Vice President


/s/  Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and
Portfolio Manager

March 10, 1999


                                     2 & 3

                Merrill Lynch Municipal Intermediate Term Fund, January 31, 1999

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                           % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/98                             +6.52%                +5.45%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                       +5.26                 +5.05
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98                        +6.98                 +6.87
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                              % Return              % Return
                                             Without CDSC          With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/98                             +6.18%               +5.18%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                       +4.93                +4.93
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98                        +6.65                +6.65
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return              % Return
                                             Without CDSC          With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/98                             +6.17%               +5.17%
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/98           +6.71                +6.71
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                                           % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/98                             +6.41%               +5.35%
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/98           +6.95                +6.70
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

Recent Performance Results*

                                                                                          Ten Years/      Standardized
                                                         12 Month          3 Month     Since Inception   30-Day Yield
                                                       Total Return     Total Return    Total Return     As of 1/31/99
======================================================================================================================
ML Municipal Intermediate Term Fund Class A Shares        +7.06%            +2.25%          +95.93%          3.62%
----------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class B Shares        +6.73             +2.17           +90.17           3.34
----------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class C Shares        +6.72             +2.07           +32.96           3.33
----------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class D Shares        +6.86             +2.13           +34.23           3.52
======================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are Class A Shares & Class BShares, for the ten years ended 1/31/99 and Class C & Class D Shares, from 10/21/94 to 1/31/99.


                                     4 & 5

                Merrill Lynch Municipal Intermediate Term Fund, January 31, 1999

PORTFOLIO COMPOSITION

For the Quarter Ended January 31, 1999

Top Ten States*

New York .......................................   19.40%
Washington .....................................   16.74
Texas ..........................................   11.70
California .....................................   10.70
Minnesota ......................................    4.47
Wyoming ........................................    3.79
Colorado .......................................    3.40
Hawaii .........................................    2.84
Kansas .........................................    2.77
Connecticut ....................................    2.70
                                                  ------
Total Top Ten ..................................   78.51
Total Others ...................................   21.49
                                                  ------
Total Portfolio ................................  100.00%
                                                  ======

Net assets as of January 31, 1999 were $199,647,639.

Quality Ratings*
(Based on Nationally Recognized Rating Services)

   [The following table was depicted as a pie chart in the printed material.]

                           AAA/Aaa               42%

                           AA/Aa                 34%

                           A/A                   14%

                           NR+                    4%

                           Other++                6%

*     Based on total market value of the portfolio as of January 31, 1999.
+     Not Rated.
++    Temporary investments in short-term municipal securities.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Municipal
Intermediate Term Fund
Merrill Lynch Municipal
Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #10437--1/99

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